UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 3, 2015)

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE FOR THE FILING OF FORM 8-K/A

This Form 8-K/A is filed by Flux Power Holdings, Inc. to correct the Loan Conversion Agreement attached as an exhibit to the Form 8-K filed on September 9, 2015, which did not accurately reflect Esenjay’s right to convert additional amounts to be borrowed under the Loan Agreements at the conversion price equal to the future offering price of our Shares.

Item 1.01 Entry Into A Material Definitive Agreement.

On September 3, 2015, we entered into a Loan Conversion Agreement (“Conversion Agreement”), as amended on October 6, 2015 (“Amendment”), with Esenjay Investments LLC, our major stockholder and principal credit line holder (“Esenjay”), pursuant to which we agreed to issue 51,171,025 shares of our common stock (based on $0.04 per share) (the “Shares”) in exchange for the cancellation of a total principal amount of $2,000,000 (“Principal Amount”) outstanding under the Secondary Revolving Promissory Note, the Bridge Loan Promissory Note and the Unrestricted Line of Credit (collectively, the “Loan Agreements”), with Esenjay, plus $46,841 in accrued and unpaid interest on such Principal Amount as of September 3, 2015 (the accrued interest together with the Principal Amount referred to as the “Debt”). In addition, under the Conversion Agreement, we agreed to allow Esenjay the right to convert additional amounts to be borrowed under the Loan Agreements at the conversion price equal to the future offering price of our Shares. The Loan Agreements expire December 31, 2015.

Michael Johnson, our director, is a director and shareholder of Esenjay as further described in our Form 10-K for the fiscal year ended June 30, 2103.

The foregoing description of the terms of the Conversion Agreement and Amendment do not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreements, a copy of which is filed hereto as Exhibits 10.1 and 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities offered and sold to Esenjay have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The securities were offered and sold to the investor in reliance upon exemptions from registration pursuant to in Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D. Esenjay qualified as an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Loan Conversion Agreement (Incorporated by reference from Form 8-K filed with the SEC on September 9, 2015)
10.2	Amendment to Loan Conversion Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: October 6, 2015	/s/ Ron Dutt
Ron Dutt, Chief Executive Officer and Interim Chief Financial Officer